SUPPLEMENTAL FINANCIAL DATA Q1 2025

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2025, unless otherwise noted.

3 First Quarter 2025 Results ■ Net income from continuing operations1 of $0.47 per common share ■ Distributable losses2 of $(0.09) per common share ■ Distributable earnings before realized losses3 of $0.00 per common share ■ Declared dividend of $0.125 per common share Performance ■ Total loan portfolio of $8.4 billion with a weighted average yield in the $5.9 billion CRE core portfolio of 8.3% ■ Total loan originations4 of $466.1 million ■ Loan repayments and sales of $758.2 million ■ 60+ core delinquencies5 of 4.1% Loan Portfolio Capitalization ■ Book value per share of $10.61 per common share ■ 3.4 million shares repurchased at an average price of $5.02 and a BVPS impact of $0.11 ■ Total leverage of 3.5x and recourse leverage ratio6 of 1.3x Mergers & Acquisitions ■ Closed $167 million acquisition of United Development Funding IV. Transaction was $0.14 per share accretive to book value per share.

4 CRE Portfolio Review QTD INVESTMENT ROLL ($ in billions) COUNT10 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD CORE 1,415 6.07B 72M 5.88B 4.1% 2.37 8.4% 6.7% NON-CORE 64 0.94B 194M 0.74B 40.9% 4.21 2.2% 1.3% PORTLAND MIXED-USE 2 0.57B 135M 0.43B 100.0% 5.00 0.1% —% TOTAL 1,481 7.57B 401M 7.05B 13.8% 2.68 7.3% 5.7% LOAN VINTAGE ($ in billions) 1.1 2.1 2.1 0.3 0.3 0.1 0.3 0.3 0.4 Core Non-Core Portland Mixed-Use 2020 and prior 2021 2022 2023 2024 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 7.24 (0.42) 0.08 0.14 0.01 7.05 Beginning CV Sales/ Paydowns Originations Acquired M&A loans Other Ending CV $6.0 $6.5 $7.0 $7.5 Core: Long-term holdings expected to generate a competitive return with minimal future credit losses Non-Core: Short-term holdings where the primary strategy is expeditious liquidation

5 CRE Core Portfolio Overview LOAN PRODUCT11 RISK RATINGCOLLATERAL MODIFICATION STATUS HISTORICAL LEVERED YIELD 11.4% 12.8% 12.0% 10.8% 11.1% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0% 5% 10% 15% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 73% Fixed rate 14% Construction 7% Other 6% Multi-family 74% Industrial 6% Retail 6% Office 4% Mixed-use 4% Other 6% 1&2 55% 3 37% 4&5 8% Extensions 13% Modifications 18% Not Modified 69% Q4'24 CV (%) Q1'25 CV (%) CURRENT 96.4% 93.8% 30-59 1.6% 2.1% 60+ 2.0% 4.1% TOTAL 100.0% 100.0% ACCRUAL 97.0% 96.3% NON-ACCRUAL 3.0% 3.7% TOTAL 100.0% 100.0%

6 CRE Non-Core Portfolio Overview25 ASSET MANAGEMENT STRATEGY NON-CORE EXIT TIMELINE Bridge 57% Construction 42% Fixed rate 1% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 53%Mixed use 38% Other 9% 2 4% 3 33% 5 63% STRATEGY LOAN COUNT CARRY VALUE (%) Operate/develop to facilitate sale 9 45% Actively marketed for sale 22 40% Liquidation pending commencement of marketing 30 11% Modified/performing 2 4% Under contract 3 <1% Total 66 100% RESOLUTION QUARTER LOAN COUNT CARRY VALUE (%) Q2 2025 26 40% Q3 2025 12 1% Q4 2025 6 4% Q1 2026 4 2% Q2 2026 and beyond 18 53% Total 66 100%

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE OPERATE TO SELL 7 $71M SELL 22 $147M TOTAL 29 $218M Land 42% Multi-family 28% Mixed use 20% Lodging 6% Office 4% Collateral Texas 33% California 17%Colorado 12% Oregon 13% Other 25% Geography 195,020 5 32,336 (6,977) (2,346) 218,038 Beginning Balance Capitalized Cost REO acquired via foreclosure Liquidations Impairment Ending Balance 150,000 200,000 250,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS

8 Portland OR, Mixed-Use • 2019: Mosaic Real Estate Credit (Mosaic) originated a $460MM senior mortgage for the construction of The Ritz-Carlton, Portland • March 2022: RC acquires loan through its merger with Mosaic which became distressed due to the pandemic impact on the Portland economy and Sponsor’s inability to fund cost overruns • 3Q24: Construction is 100% complete and all components of the property have been delivered; hotel opened in October 2023 • 12/31/24: Loan matured; RC is expeditiously working on an amicable solution with the Borrower: • Ownership is best net present value outcome for RC • 3/31/25: Current senior UPB is $516MM • The 35-story mixed-use tower consists of three components: • Hotel: 251-key Ritz-Carlton (current RevPAR of $209 in Q1'25) • Resi Condo: 132-unit Ritz-Carlton (8% of inventory sold at average $1,076/SF) • Commercial: • 159k square feet of class-A office (23% leased) • 11k square feet of retail (100% occupied) • RC’s Asset Management strategy – sequentially exit the 3 components once stabilized: • Commercial: 2 years • Hotel: 2 years • Resi Condo: 3-year linear sell-out period

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT22 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,856 1.16B 19M 1.12B 1.9% 1.69 9.1% 8.7% SMALL/MICRO 5,279 219M 11M 206M 1.3% 1.23 10.5% 8.6% USDA 5 3M — 3M —% 1.90 13.1% 13.1% WORKING CAPITAL** 202 18M — 2M 55.6% 5.00 1.8% 1.7% TOTAL 7,342 1.40B 30M 1.33B 1.9% 1.62 9.3% 8.7% COLLATERAL Retail 21% Lodging 19% Eating Place 9% Doctors 7% Other 44% PROGRAM SALES PROCEEDS % PREMIUM LARGE $135M $148M 9.4% SMALL/MICRO $119M $132M 11.0% WORKING CAPITAL $40M $41M 1.3% *Includes assets offset by guaranteed loan financing liabilities of $669 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$98.1 $157.3 $70.6 $23.5 $28.9 $5.3 $18.5 $211.9 $39.1 $156.2 $99.1 $157.1 $200.4 $10.7 $197.2 $217.3 $354.8 $314.5 $343.3 $38.5 $2.8 $2.7 $46.4 $31.2 $41.4 Bridge Fixed Rate/CMBS Construction Freddie Mac SBA USDA Working Capital Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 0 200 400 600 800 1,000 10 Quarterly Investment Activity $473.7M$456.8M $685.9M $784.3M $466.1M ORIGINATION STATISTICS PRODUCT # OF LOANS BALANCE WAC EXPECTED RY BRIDGE26 1 $29M 9.2% 14.0% CONSTRUCTION 3 $39M 10.9% 20.2% FREDDIE MAC 5 $11M 5.8% N/A SBA 1,001 $343M 10.3% 37.9% USDA 1 $3M 9.0% 48.8% WORKING CAPITAL 298 $41M 19.4% N/A 4

11 Earnings Profile Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest income $ 14,642 3.3% Gain on sale, net of variable costs 20,105 4.6% Other recurring revenue 14,313 3.3% Total recurring revenue $ 49,060 11.2% Operating Expenses: Employee compensation & benefits $ (17,809) (4.1)% Fixed operating costs (16,644) (3.8)% Servicing expenses (15,339) (3.5)% Investment advisory fees (5,577) (1.3)% Tax 5,730 1.3% Total operating costs and tax $ (49,639) (11.3)% Net loss from normal operations, net of tax $ (579) (0.1)% Other Items included in Earnings: Realized losses $ (20,084) (4.6)% CECL & valuation allowances 10,237 2.3% Discontinued operations (560) (0.1)% Mark-to-market (5,544) (1.3)% Non-cash compensation (1,785) (0.4)% Bargain purchase gain net of costs 99,777 22.8% Other nonrecurring expenses (1,122) (0.3)% Tax (374) (0.1)% Total other items included in earnings $ 80,545 18.4% Net income including dividends on preferred stock $ 79,966 18.2% Current Pay Interest: $146M Accrued Interest: $2M Accretion of Discount: $6M Interest expense: ($140M) Servicing Income: $6M Income from Unconsolidated JV's: $1M Rental Income: $2M Other Fee Income: $2M Other Income: $3M Gain on sale, net of variable costs: SBA 7(a): $16M USDA: $1M Business Loans: $3M Primary/Special Servicing Fees: $7M Advances: $8M Bargain Purchase Gain : $103M Merger Expenses: $3M

12 Operating Segment Contribution23 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION24 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES12 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES12 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $6.6B / 72.7% $1.3B / 14.6% $0.8B / 8.5% $0.4B / 4.2% $9.1B / 100% 70.4% 19.4% 10.2% N/A 100.0% $0.22 $(0.12) $0.05 $0.32 $0.47 $0.16 $(0.06) $0.10 $(0.20) $0.00 6.0% (2.4)% 3.6% (8.1)% (0.9)% 5.0% (7.1)% 20.6% N/A (0.9)% $40.1M $(3.5)M $37.8M $(25.3)M $49.1M $(9.7)M $(6.7)M $(21.1)M $(12.2)M $(49.6)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $10.61 $0.14 $(0.125) $(0.10) 0.11 $(0.02) $10.61 Q4'24 GAAP BVPS UDF IV Dividends Shortfall on dividend coverage Share Repurchases Other Q1'25 GAAP BVPS $9.00 $10.00 $11.00

14 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $15 0.0x Securitized Debt Obligations $2,574 1.3x Non-Recourse Secured Borrowings $1,592 0.8x Recourse Secured Borrowings $1,121 0.6x Corporate Debt $1,489 0.7x UNENCUMBERED ASSET POOL 20% 41% 14% 6% 19% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.2x unencumbered assets to unsecured debt • $1.8 billion in available warehouse borrowing capacity across 15 counterparties • Limited usage of securities repo financing at 3.2% of total debt • Collapsed three securitizations (RCMF 2021-FL5, RCMF 2021-FL6, and RCMF 2022-FL8) generating $78 million in liquidity • Closed $220 million senior secured offering • Full mark-to-market liabilities and credit mark-to-market liabilities represent 32% of total debt $1.0B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

GAAP ROE Distributable ROE Segment Levered Yield Distributable Levered Yield Equity Allocation Q1'25 Q4'24 Q1'25 Q4'24 LMM Commercial Real Estate 4.6% 5.5% 87.0% 10.3% 15.8% 11.1% 15.1 %Small Business Lending 49.1% 49.1% 12.8 % Corporate leverage, net of non-earning assets 0.1 2.7 0.6 2.4 Gross return on equity 10.4% 18.5% 11.7% 17.5 % Realized & unrealized gains, net (0.2) (1.4) (0.2) 1.8 Provision for loan losses and valuation allowance (1.4) (58.5) (0.6) (1.6) Non-recurring gains, losses and expenses 22.8 (1.1) — — Operating expenses (11.7) (16.8) (10.6) (9.7) Investment advisory fees (1.3) (1.1) (1.3) (1.1) Benefit for income taxes 1.1 3.1 0.6 0.6 Dividends on preferred stock (0.5) (0.4) (0.5) (0.4) Return on equity (before realized losses on investments, net of valuation allowance and tax) 19.2% (57.7) % (0.9) % 7.1 % Realized losses on investments, net of valuation allowance and tax (0.8) (2.6) (3.6) (8.9) Return on equity from continuing operations 18.4% (60.3) % (4.5) % (1.8) % Discontinued operations, net of taxes (0.2) (2.1) 1.4 1.5 Return on equity 18.2% (62.4) % (3.1) % (0.3) % 16 GAAP & Distributable ROE 13 13 14 14 15 16

17 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) CORE Q2’24 Q3’24 Q4’24 Q1’25 CURRENT 94.0% 94.8% 96.4% 93.8% 30-59 DAYS PAST DUE 0.9% 1.1% 1.6% 2.1% 60+ DAYS PAST DUE 5.1% 4.1% 2.0% 4.1% NON-CORE Q2’24 Q3’24 Q4’24 Q1’25 CURRENT 87.2% 75.5% 75.4% 37.3% 30-59 DAYS PAST DUE 0.7% 2.9% 0.7% —% 60+ DAYS PAST DUE 12.1% 21.6% 23.9% 62.7% ACCRUAL STATUS (5) CORE Q2’24 Q3’24 Q4’24 Q1’25 ACCRUAL 96.5% 96.8% 97.0% 96.3% NON-ACCRUAL 3.5% 3.2% 3.0% 3.7% NON-CORE Q2’24 Q3’24 Q4’24 Q1’25 ACCRUAL 91.9% 88.1% 69.3% 14.9% NON-ACCRUAL 8.1% 11.9% 30.7% 85.1% RISK RATING (5) CORE Q2’24 Q3’24 Q4’24 Q1’25 1 & 2 74.6% 71.8% 67.7% 55.0% 3 19.9% 23.3% 28.1% 37.4% 4 3.3% 3.6% 3.3% 3.5% 5 2.2% 1.3% 0.9% 4.1% NON-CORE Q2’24 Q3’24 Q4’24 Q1’25 1 & 2 44.4% 39.6% 14.3% 4.0% 3 43.5% 35.3% 27.1% 33.3% 4 4.3% 14.1% 42.7% —% 5 7.8% 11.0% 15.9% 62.7%

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL.

Investment Type	Average Carrying Value[17]	Gross Yield[18]	Average Debt Balance	Debt Cost[19]	Levered Yield
LMM CRE	$ 7,508,045	6.5 %	$ 5,081,577	7.4 %	4.6 %
SBL	$ 722,289	28.1 %	$ 365,962	7.7 %	49.1 %
Total	**$ 8,230,334**	**8.4 %**	**$ 5,447,539**	**7.4 %**	**10.3 %**

Book Equity Value Metrics	
Common Stockholders' equity	$ 1,830,169
Total Common Shares outstanding	172,507,227
Net Book Value per Common Share	$10.61

Loan Portfolio Metrics	
% Fixed vs Floating Rate	16% / 84%
% Originated vs Acquired	86% / 14%
Weighted Average LTV - LMM CRE[20]	79%
Weighted Average LTV - SBL[20]	103%

Q1 2025 Earnings Data Metrics	
Net income continuing ops | Distributable earnings before realized losses | Distributable earnings	$82,410 | $4,140 | $(11,384)
EPS - continuing operations - Basic and diluted	$0.47 | $0.46
Distributable EPS - Basic and diluted	$(0.09) | $(0.09)
Distributable EPS before realized losses - Basic and diluted	$0.00 | $0.00
ROE continuing ops per Common Share	18.4 %
Distributable ROE per Common Share	(3.1)%
Distributable ROE continuing ops before realized losses per Common Share	(0.9)%
Dividend Yield[21]	9.8 %

Servicing Portfolio Metrics	
SBA - UPB	$ 1,924,410
SBA - carrying value	$ 43,289
Multi-family - UPB	$ 6,222,795
Multi-family - carrying value	$ 65,559
USDA - UPB	$ 559,538
USDA - carrying value	$ 16,486
Small business loans - UPB	$ 471,896
Small business loans - carrying value	$ 4,480

18

Balance Sheet by Quarter

READY CAPITAL.

(in thousands)		3/31/2024		6/30/2024		9/30/2024		12/31/2024		3/31/2025
Assets										
Cash and cash equivalents	$	166,004	$	226,286	$	181,315	$	143,803	$	205,917
Restricted cash		24,915		29,971		31,331		30,560		39,603
Loans, net		3,400,481		3,444,879		3,555,928		3,378,149		4,354,017
Loans, held for sale		584,072		532,511		320,082		241,626		528,726
Mortgage-backed securities		29,546		30,174		30,780		31,006		31,415
Investment in unconsolidated joint ventures		132,730		134,602		146,397		161,561		170,920
Derivative instruments		15,448		14,382		11,032		7,963		6,907
Servicing rights		103,555		119,768		127,989		128,440		129,814
Real estate owned, held for sale		239,874		187,883		166,697		193,437		199,910
Other assets		315,772		379,413		412,238		362,486		399,702
Assets of consolidated VIEs		6,591,834		6,250,570		5,794,720		5,175,295		3,723,738
Assets held for sale		439,301		423,894		474,535		287,595		185,782
Total Assets	**$**	**12,043,532**	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**
Liabilities										
Secured borrowings		2,198,272		2,311,969		2,184,280		2,035,176		2,713,415
Securitized debt obligations of consolidated VIEs, net		4,769,057		4,407,241		3,960,185		3,580,513		2,574,139
Senior secured notes and Corporate debt, net		1,111,654		1,184,311		1,206,159		1,333,112		1,488,666
Guaranteed loan financing		814,784		782,345		742,631		691,118		668,847
Contingent consideration		—		3,926		2,007		573		15,982
Derivative instruments		593		2,638		2,085		352		575
Dividends payable		53,908		53,119		44,602		43,168		23,929
Loan participations sold		73,749		89,532		99,737		95,578		98,128
Due to third parties		3,401		1,995		1,239		1,442		1,071
Accounts payable and other accrued liabilities		193,896		204,766		279,014		188,051		185,533
Liabilities held for sale		315,975		332,265		392,697		228,735		156,614
Total Liabilities	**$**	**9,535,289**	**$**	**9,374,107**	**$**	**8,914,636**	**$**	**8,197,818**	**$**	**7,926,899**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,307,303		2,287,684		2,292,229		2,250,291		2,302,101
Retained deficit		(3,546)		(92,319)		(146,003)		(505,089)		(450,276)
Accumulated other comprehensive loss		(12,335)		(13,880)		(24,232)		(18,552)		(21,673)
Total Ready Capital Corporation equity		2,402,817		2,292,880		2,233,389		1,838,045		1,941,547
Non-controlling interests		97,065		98,985		96,658		97,697		99,644
Total Stockholders' Equity	**$**	**2,499,882**	**$**	**2,391,865**	**$**	**2,330,047**	**$**	**1,935,742**	**$**	**2,041,191**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**12,043,532**	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**	**$**	**9,976,451**
Book Value per Share	**$**	**13.44**	**$**	**12.97**	**$**	**12.59**	**$**	**10.61**	**$**	**10.61**

19

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Interest income	$ 232,354	$ 234,119	$ 226,537	$ 203,965	$ 154,967
Interest expense	(183,805)	(183,167)	(175,572)	(153,911)	(140,466)
Net interest income before (provision for) recovery of loan losses	**$ 48,549**	**$ 50,952**	**$ 50,965**	**$ 50,054**	**$ 14,501**
Recovery of (provision for) loan losses	26,544	18,871	(53,166)	(285,008)	109,568
Net interest income after (provision for) recovery of loan losses	**$ 75,093**	**$ 69,823**	**$ (2,201)**	**$ (234,954)**	**$ 124,069**
Non-interest income					
Net realized gain (loss) on financial instruments and real estate owned	18,868	7,250	(69,184)	(10,934)	10,669
Net unrealized gain (loss) on financial instruments	4,632	(1,357)	(1,241)	(17,025)	(1,750)
Valuation allowance, loans held for sale	(146,180)	(80,987)	71,060	31,229	(99,718)
Servicing income, net of amortization and impairment	3,758	3,271	5,415	4,112	6,456
Income (loss) on unconsolidated joint ventures	468	1,139	3,214	6,065	(3,982)
Gain (loss) on bargain purchase	—	(18,306)	32,165	—	102,471
Other income	15,826	6,597	14,823	13,557	11,590
Total non-interest income (expense)	**$ (102,628)**	**$ (82,393)**	**$ 56,252**	**$ 27,004**	**$ 25,736**
Non-interest expense					
Employee compensation and benefits	$ (18,414)	$ (17,799)	$ (22,989)	$ (23,320)	$ (21,254)
Allocated employee compensation and benefits from related party	(2,500)	(3,000)	(2,537)	(3,350)	(3,276)
Professional fees	(7,065)	(6,033)	(6,232)	(7,557)	(5,488)
Management fees – related party	(6,648)	(6,198)	(6,498)	(5,518)	(5,577)
Loan servicing expense	(12,794)	(11,012)	(10,101)	(12,749)	(15,844)
Transaction related expenses	(650)	(1,592)	(2,998)	(4,878)	(2,694)
Impairment on real estate	(16,972)	(9,130)	(525)	(29,876)	(2,346)
Other operating expenses	(13,215)	(12,672)	(18,048)	(19,637)	(16,123)
Total non-interest expense	**$ (78,258)**	**$ (67,436)**	**$ (69,928)**	**$ (106,885)**	**$ (72,602)**
Income (loss) from continuing operations before benefit (provision) for income taxes	$ (105,793)	$ (80,006)	$ (15,877)	$ (314,835)	$ 77,203
Income tax benefit (provision)	30,211	48,579	8,404	17,318	5,207
Net income (loss) from continuing operations	**$ (75,582)**	**$ (31,427)**	**$ (7,473)**	**$ (297,517)**	**$ 82,410**
Discontinued operations					
Income (loss) from discontinued operations before benefit (provision) for income taxes	$ 1,887	$ (3,699)	$ 258	$ (22,978)	$ (594)
Income tax benefit (provision)	(472)	925	(64)	5,744	149
Net income (loss) from discontinued operations	**$ 1,415**	**$ (2,774)**	**$ 194**	**$ (17,234)**	**$ (445)**
Net income (loss)	**$ (74,167)**	**$ (34,201)**	**$ (7,279)**	**$ (314,751)**	**$ 81,965**
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	117	1,820	2,031	1,389	2,460
Net income (loss) attributable to Ready Capital Corporation	**$ (76,283)**	**$ (38,020)**	**$ (11,309)**	**$ (318,139)**	**$ 77,506**
Earnings per common share from continuing operations - basic	**$ (0.45)**	**$ (0.21)**	**$ (0.07)**	**$ (1.80)**	**$ 0.47**
Earnings per common share from discontinued operations - basic	**$ 0.01**	**$ (0.02)**	**$ 0.00**	**$ (0.10)**	**$ 0.00**
Earnings per common share from continuing operations - diluted	**$ (0.45)**	**$ (0.21)**	**$ (0.07)**	**$ (1.80)**	**$ 0.46**
Earnings per common share from discontinued operations - diluted	**$ 0.01**	**$ (0.02)**	**$ 0.00**	**$ (0.10)**	**$ 0.00**
Weighted-average shares outstanding - Basic	172,032,866	168,653,741	168,335,483	167,434,683	165,166,276
Weighted-average shares outstanding - Diluted	173,104,415	169,863,975	169,509,208	168,845,426	167,723,519
Dividends declared per share of common stock	**$ 0.30**	**$ 0.30**	**$ 0.25**	**$ 0.25**	**$ 0.125**

20

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Income (loss)	**$ (74,167)**	**$ (34,201)**	**$ (7,279)**	**$ (314,751)**	**$ 81,965**
Reconciling items:					
Unrealized (gain) loss on MSR - discontinued operations	$ —	$ 7,219	$ —	$ 33,175	$ 8,952
Unrealized (gain) loss on joint ventures	(35)	(626)	2,173	(5,015)	5,639
Increase (decrease) in CECL reserve	(32,181)	(24,574)	52,442	277,277	(112,127)
Increase (decrease) in valuation allowance	146,180	80,987	(71,060)	(31,229)	99,718
Non-recurring REO impairment	15,512	8,474	525	31,175	2,346
Non-cash compensation	1,877	1,891	1,916	2,826	1,785
Unrealized (gain) loss on preferred equity, at fair value	—	—	—	15,613	—
Merger transaction costs and other non-recurring expenses	1,931	4,852	4,070	6,579	2,993
Bargain purchase (gain) loss	—	18,306	(32,165)	—	(102,471)
Realized losses on sale of investments	—	22,355	109,675	51,688	20,084
Total reconciling items	$ 133,284	$ 118,884	$ 67,576	$ 382,089	$ (73,081)
Income tax adjustments	(5,141)	$ (47,799)	$ (13,739)	$ (22,825)	$ (4,744)
Distributable earnings before realized losses	**$ 53,976**	**$ 36,884**	**$ 46,558**	**$ 44,513**	**$ 4,140**
Realized losses on sale of investments, net of tax	—	(20,253)	(89,072)	(44,246)	(15,524)
Distributable earnings	**$ 53,976**	**$ 16,631**	**$ (42,514)**	**$ 267**	**$ (11,384)**
Less: Distributable earnings attributable to non-controlling interests	$ 1,108	$ 2,206	$ 1,766	$ 3,113	$ 1,985
Less: Income attributable to participating shares	336	302	242	249	229
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Distributable earnings attributable to Common Stockholders	**$ 50,533**	**$ 12,124**	**$ (46,521)**	**$ (5,094)**	**$ (15,597)**
Distributable earnings before realized losses on investments, net of tax per common share - basic	**$ 0.29**	**$ 0.19**	**$ 0.25**	**$ 0.23**	**$ 0.00**
Distributable earnings per common share - basic	**$ 0.29**	**$ 0.07**	**$ (0.28)**	**$ (0.03)**	**$ (0.09)**
Weighted average common shares outstanding	**172,032,866**	**168,653,741**	**168,335,483**	**167,434,683**	**165,166,276**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

21

22 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

23 Footnotes 1 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million 2 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.2 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $1.6 billion of secured borrowings that are non-recourse to the Company 7 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million 8 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $2.0 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 9 . Before income attributable to participating shares of $2.2 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Excludes joint venture investments and preferred equity investments 11 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 12 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 13 . Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 14 . GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 15 . Non-recurring gains, losses and expenses before applicable tax expenses. 16 . Consists of charge-offs and losses on sales of real estate owned assets and LMM loans. 17 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 18 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 19 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 20 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 21 . Q1 dividend yield for the period is based on the 3/31/2025 closing share price of $5.09. 22 . Includes the loans which are offset by $669M of guaranteed loan financings 23 . Respective balances are based on quarterly averages 24 . Corporate debt is allocated for purposes of determining equity allocation 25 . Includes Portland, OR Mixed-Use property 26 . Loan was originated off-balance sheet